COSTAR GROUP ENTERS BINDING AGREEMENT TO ACQUIRE LEADING AUSTRALIAN PROPERTY MARKETPLACE DOMAIN HOLDINGS Domain Board unanimously recommended that Domain shareholders vote in favor of the proposed Scheme ARLINGTON, Va. – May 9, 2025 – CoStar Group, Inc. (NASDAQ: CSGP), a leading provider of online real estate marketplaces, information, analytics and 3D digital twin technology in the property markets, announced today that it has entered a binding Scheme Implementation Deed (SID) to acquire 100% of the issued capital of Domain Holdings Australia Limited, a leading Australian property marketplace. In February 2025, CoStar Group acquired approximately 17% of the ordinary shares of Domain at A$4.20 per share for a total purchase price of approximately A$452 million ($285 million). Under the terms of SID, which followed a period of exclusive due diligence, CoStar Group has agreed to pay Domain shareholders a cash consideration of A$4.43 per share, less any special dividend declared or paid by Domain from May 9, 2025, for the balance of the shares by way of a Scheme of Arrangement (Scheme). The consideration to be offered to Domain shareholders values Domain at an implied enterprise value of A$3.0 billion. Accordingly, CoStar Group expects to spend approximately A$2.3 billion ($1.5 billion) to acquire the remaining approximately 83% of the ordinary shares of Domain that it doesn’t otherwise own upon consummation of the Scheme. The Scheme is subject to the approval of Domain shareholders and the satisfaction of other conditions, including Court approval, the approval of the Australian Government’s Foreign Investment Review Board, an Independent Expert concluding (and continuing to conclude) that the Scheme is in the best interest of Domain shareholders and no Material Adverse Change or Prescribed Occurrences occurring to Domain, as defined in the SID. The Domain Board has unanimously recommended that Domain shareholders vote in favor of the proposed Scheme in the absence of a superior proposal and subject to the Independent Expert concluding (and continuing to conclude) that the Scheme is in the best interests of Domain shareholders. Nine Entertainment Co. Holdings Limited (Nine), as the controlling shareholder of Domain, with 60.1% of the ordinary Domain shares outstanding, has advised Domain that it intends to vote all of the Domain shares it holds or controls in favor of the Scheme subject to the same qualifications. To succeed, the Scheme requires the approval of more than 75% of votes cast by eligible shareholders and a majority of shareholders voting by number. We’re pleased to have reached an agreement with Domain and to see Nine’s support of this transformative transaction,” said Andy Florance, Founder and Chief Executive Officer of CoStar Group. “As one of the first and most experienced digital real estate companies in the world, CoStar

Group brings a proven track record of building high-traffic online marketplaces that deliver real value. With our technology, scale, and the innovation we’re known for, we see a tremendous opportunity to enhance the Australian property market. By combining Domain’s deep expertise with our global experience and best practices, we will build a more compelling user experience at a lower cost - driving greater value for agents, vendors, and home buyers. We will also create value for our customers globally by incorporating Domain’s learnings and best practices into our marketplaces outside of Australia. We are confident this acquisition will foster more competition in Australia.” Domain is a leading property technology and services marketplace that is home to one of the largest portfolios of property brands in Australia, including Domain, Allhomes, Commercial Real Estate, Domain Insight and Pricefinder. Headquartered in Sydney, Domain reaches an average of 6.6 million Australians each month. Domain Chair and Non-Executive Director, Nick Falloon, said “The Domain Board has carefully considered the CoStar proposal and believes it represents compelling value and a high degree of certainty for Domain shareholders, through the cash offer and limited conditionality. This proposal reinforces the strong fundamentals of Domain, which we are confident will be further realized with CoStar’s support.” The Scheme meeting, at which Domain shareholders will vote on the proposal, is expected to be held in mid-August 2025. Subject to the conditions of the Scheme being satisfied and Court approval, the Scheme is expected to be implemented in the third quarter of 2025. ### About CoStar Group CoStar Group (NASDAQ: CSGP) is a global leader in commercial real estate information, analytics, online marketplaces and 3D digital twin technology. Founded in 1986, CoStar Group is dedicated to digitizing the world’s real estate, empowering all people to discover properties, insights, and connections that improve their businesses and lives. CoStar Group’s major brands include CoStar, a leading global provider of commercial real estate data, analytics, and news; LoopNet, the most trafficked commercial real estate marketplace; Apartments.com, the leading platform for apartment rentals; and Homes.com, the fastest-growing residential real estate marketplace. CoStar Group’s industry-leading brands also include Matterport, a leading spatial data company whose platform turns buildings into data to make every space more valuable and accessible, STR, a global leader in hospitality data and benchmarking, Ten-X, an online platform for commercial real estate auctions and negotiated bids and OnTheMarket, a leading residential property portal in the United Kingdom.

CoStar Group’s websites attracted over 130 million average monthly unique visitors in the first quarter of 2025, serving clients around the world. Headquartered in Arlington, Virginia, CoStar Group is committed to transforming the real estate industry through innovative technology and comprehensive market intelligence. From time to time, we plan to utilize our corporate website as a channel of distribution for material company information. For more information, visit CoStarGroup.com. Forward-Looking Statements This press release may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact, including statements regarding the proposed acquisition of Domain, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined businesses and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, involve a number of risks and uncertainties that could significantly affect the financial or operating results of CoStar Group, Domain or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. CoStar Group can give no assurance that its expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed transaction and the timing of the closing of the proposed transaction; the ability to successfully integrate operations and employees; the ability to realize anticipated benefits and synergies of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors; the potential impact of announcement of the proposed transaction or consummation of the proposed transaction on business relationships, including with employees, customers, suppliers and competitors; unfavorable outcomes of any legal proceedings that have been or may be instituted against CoStar Group or Domain; the ability to retain key personnel; costs, fees, expenses and charges related to the proposed transaction; general adverse economic conditions; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (the “SEC”) by CoStar Group and Domain. Moreover, other risks and uncertainties of which CoStar or Domain are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by CoStar Group on its website or otherwise.

News Media: Matthew Blocher CoStar Group +1 202-346-6775 mblocher@costar.com Clive Mathieson Cato & Clive +61 411 888 425 clive@catoandclive.com